                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 9, 2002
                                           -----------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



         Virginia                          0-25762              54-1719855
-----------------------------         ----------------       ----------------
(State or other jurisdiction of       (Commission             (IRS Employer
       incorporation)                  File Number)          Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                    23060
--------------------------------------------------                --------------
  (Address of principal executive offices)                          (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.         OTHER EVENTS
                The April 2002 monthly Certificateholder's Statements to investors were distributed May 9, 2002.


ITEM 7 (c).     EXHIBITS

                The following are filed as exhibits to this Report under Exhibit 20:

                1. April Performance Summary
                2. Series 1996-3 Class A and Class B Certificateholder's
                     Statements for the month of April 2002.
                3. Series 1997-1 Class A and Class B Certificateholder's
                     Statements for the month of April 2002.
                4. Series 1997-2 Class A and Class B Certificateholder's
                     Statements for the month of April 2002.
                5. Series 1998-1 Class A and Class B Certificateholder's
                     Statements for the month of April 2002.
                6. Series 1998-4 Class A and Class B Certificateholder's
                     Statements for the month of April 2002.
                7. Series 1999-1 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                8. Series 1999-2 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                9. Series 1999-3 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                10. Series 2000-1 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                11. Series 2000-2 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                12. Series 2000-3 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                13. Series 2000-4 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                14. Series 2000-5 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                15. Series 2001-1 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                16. Series 2001-2 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                17. Series 2001-3 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                18. Series 2001-4 Class A and Class B Certificateholder's
                     Statements for the month of April 2002

                19. Series 2001-5 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                20. Series 2001-6 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                21. Series 2001-7 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                22. Series 2001-8 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                23. Series 2002-1 Class A and Class B Certificateholder's
                     Statements for the month of April 2002
                24. Series 2002-2 Class A and Class B Certificateholder's
                     Statements for the month of April 2002

                25. Trust Excess Spread Analysis





                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                            CAPITAL ONE MASTER TRUST

                                            By:  CAPITAL ONE BANK
                                                 Servicer


                                            By:   /s/ Tom Feil
                                                 -------------------------------
                                                 Tom Feil
                                                 Director of Capital Markets

Date:  May 9, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                             ----------------------







                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                    SEQUENTIALLY
EXHIBIT                                                             NUMBERED
NUMBER          EXHIBITS                                            PAGE
------          --------                                            ------------


    1           April Performance Summary                                 07

    2           Series 1996-3 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           09

    3           Series 1997-1 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           11

    4           Series 1997-2 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           13

    5           Series 1998-1 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           16

    6           Series 1998-4 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           18

    7           Series 1999-1 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           20

    8           Series 1999-2 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           22

    9           Series 1999-3 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           24

    10          Series 2000-1 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           26

    11          Series 2000-2 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           28

    12          Series 2000-3 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           30

    13          Series 2000-4 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           32

    14          Series 2000-5 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           34

    15          Series 2001-1 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           36

    16          Series 2001-2 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           38

    17          Series 2001-3 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           40

    18          Series 2001-4 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           42

    19          Series 2001-5 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           44

    20          Series 2001-6 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           46

    21          Series 2001-7 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           48

    22          Series 2001-8 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           50

    23          Series 2002-1 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           52

    24          Series 2002-2 Class A and Class B Certificate-
                holder's Statements for the month of April 2002           54

    25          Trust Excess Spread Analysis                              56